                                                                     Exhibit 3.1


                                STATE OF NEBRASKA

                        [GRAPHIC OF STATE FLAG OMITTED]

United States of America, )                                  Department of State
                          ) ss.                              Lincoln, Nebraska
   State of Nebraska      )

      I, Scott Moore, Secretary of State of the State of Nebraska do hereby certify;

      The attached is a true and correct copy of the Articles of Incorporation as filed in this office on May 25, 1961, and all amendments thereto of

      AMERISERVE FOOD DISTRIBUTION, INC.

      with its registered office located in OMAHA, Nebraska.

      I further certify that said corporation is in good standing as of this date.

      In Testimony Whereof,         I have hereunto set my hand and affixed the
                                    Great Seal of the State of Nebraska on July
                                    I in the year of our Lord, one thousand nine hundred and ninety-seven.


[SEAL OF THE STATE OF NEBRASKA]     /s/ Scott Moore
                                    ----------------------------
                                    SECRETARY OF STATE

Articles of Incorporation

            of

Nebraska Concession Supply, Inc.

          Lincoln

Filing      10.00
Recording    2.50

perpetual

R.A. William I. Aitken, Philip M. Aitken, Richard W. Smith, Room 402, 1241 N St., Lincoln, Nebr.

Mail: Room 402, 1241 N St.,
      Lincoln, Nebr.

STATE OF NEBRASKA  )
                   ) SS.
SECRETARY'S OFFICE )

MAY 25 1961

Received and filed for record
and recorded in book 300
Misc Inc at page 526

/s/ Frank Marsh
--------------------
Secretary of State

By /s/ L. B. Weyers
   -----------------

INDEXED

PHOTO-COPIED

RECORDED

                           ARTICLES OF INCORPORATION

                                       OF

                        NEBRASKA CONCESSION SUPPLY, INC.

            FIRST: The name of the corporation is NEBRASKA CONCESSION SUPPLY, INC.

            SECOND: Its principal office in the State of Nebraska is located at Room 402, 1241 N Street, in the City of Lincoln, County of Lancaster. The names of its resident agents are WILLIAM I. AITKEN, PHILIP M. AITKEN, and RICHARD W. SMITH, and their address is Room 402, 1241 N. Street, CITY OF LINCOLN, COUNTY OF LANCASTER, NEBRASKA.

            THIRD: The nature of the business or objects or purposes to be transacted, promoted or carried on are:

            To manufacture, deal in, buy and sell candies, popcorn, gum, confections of any nature and description, non-intoxicating beverages, toys, novelties, and all kinds of personal property, either at retail or wholesale, or both; also to own, operate or manage theatres, whether motion picture, television or otherwise; also to own, operate or lease vending concessions of any kind and description; also to act as manufacturers' or other's agents in the buying, selling and dealing in all of said articles and products; and to do all things expedient in doing any of the foregoing; to purchase or acquire and sell, own and hold unlimitedly such real and personal property of every kind and description within and without the State of Nebraska, and in any part of the world, suitable, necessary, useful or advisable in connection with any and all the objects hereinbefore set forth; and to convey, sell, assign, transfer, lease, mortgage, pledge, exchange or otherwise dispose of any of such property.

            To manufacture, purchase, or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer, or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

            To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

            To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade names, relating to or useful in connection with any business of this corporation.

            To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of, shares of the capital stock of, or any bonds, securities or evidences or indebtedness created by any other corporation or corporations organized under the laws or this state or any other state, country, nation or government, and while the owner thereof to exercise all the rights, powers and privileges of ownership, including the right to vote thereon.

            To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state body politic or government or colony or dependency thereof.

            To borrow or raise moneys for any of the purposes of the corporation and, from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

            To buy, sell or otherwise deal in notes, open accounts, and other similar evidences of debt, and to loan money and take notes, open accounts, and other similar evidences of debt as collateral security therefor.

            To purchase, hold, sell and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

            To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

            In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Nebraska upon corporations formed under the act hereinafter referred to, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

            The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in these articles of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.

            FOURTH: The total number of shares of stock which the corporation shall have authority to issue is one hundred (100) shares of the par value of One Hundred Dollars ($100) each, amounting in the aggregate to Ten Thousand Dollars ($l0,000).

            FIFTH: The minimum amount of capital with which the corporation shall commence business is Five Hundred Dollars ($500).

            SIXTH: The names and places of residence of the incorporators are as follows:

         Names                                       Residences
         -----                                       ----------
Joseph I. Swietlik                     208  E. Wisconsin Ave., Milwaukee, Wis.
Albert C. Zimmermann                   208  E. Wisconsin Ave., Milwaukee, Wis.
Kathleen Riordan                       208  E. Wisconsin Ave., Milwaukee, Wis.

            SEVENTH: The corporation is to have perpetual existence.

            EIGHTH: The private property of the stock orders shall not be subject to the payment of corporate debts to any extent whatever.

            NINTH: In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

            To make, alter or repeal the by-laws of the corporation.

            To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation, except as hereinafter provided.

            To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created.

            By resolution or resolutions, passed by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to allpapers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

            When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the stock issued and outstanding, to mortgage, sell, Lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

            TENTH: Meetings of stockholders and directors may be held outside the State of Nebraska and an office or offices of the corporation may be established and maintained outside the State of Nebraska, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside of the State of Nebraska at such place or places as may be from time to time designated by the board of directors.

            ELEVENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

            WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named for the purpose of forming a corporation in pursuance of the General Corporation Law of the State of Nebraska, do execute these articles, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands and seals this 22nd day of May, 1961.

                                        /s/ Joseph I. Swietlik   (SEAL)
                                        ------------------------
                                        Joseph I. Swietlik

                                        /s/ Albert C. Zimmermann (SEAL)
                                        ------------------------
                                        Albert C. Zimmermann

                                        /s/ Kathleen Riordan      (SEAL)
                                        ------------------------
                                        Kathleen Riordan

STATE OF WISCONSIN  )
                    ( ss.
MILWAUKEE COUNTY    )

            BE IT REMEMBERED, That on this 22nd day of May, 1961, personally came before me, a Notary Public in and for the County and State aforesaid, all of the parties to the foregoing articles of incorporation, known to me personally to be such, and severally acknowledged the said articles to be the act and deed of the signers respectively and that the facts therein stated are truly set forth.

            GIVEN under my hand and seal of office the day and year aforesaid.


                                        /s/ Mildred R. Schmidt
                                        ---------------------------
                                        Mildred R. Schmidt
                                        Notary Public, Milwaukee County, Wis.

                                        My commission expires: Sept. 6, 1964

(NOTARIAL SEAL)

                              PROOF OF PUBLICATION

                                   AFFIDAVIT

                    State of Nebraska, Lancaster County, ss:

      Robert L. Gant, being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week 3 successive weeks, the first insertion having been on the 1 day of June A. D., 1961, and thereafter on June 8 and 15 1961, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska. The above facts are within my personal knowledge.

                                        /s/ Robert L. Gant
                                        --------------------------------------
                                        Subscribed in my presence and sworn to
                                        before me June 25, 1961

                                        /s/ [ILLEGIBLE]
                                        --------------------------------------
                                                                 Notary Public

filed 6/17/61

Printer's Fee $14.70

                           [COPY OF NEWSPAPER NOTICE]

                          Lafkin, Jacobson & Swietlik
                                   Attorneys
                        Bankers Bldg., Milwawkee 2, Wis.
                              NEBRASKA CONCESSION
                                  SUPPLY, INC.
                            NOTICE OF INCORPORATION

      The undersigned, having associated themselves together for the purpose of forming a corporation pursuant to the general corporation law of the State of Nebraska, hereby give notice that (1) the name of the corporation is NEBRASKA CONCESSION SUPPLY, INC., (2) its principal place of business is in the City of Lincoln, Nebraska, (3) the general nature of the business to be transacted is to manufacture, deal in, buy and sell candy, popcorn, gum, confections of any nature and description, nonintoxicating beverages, toys, novelties, and all kinds of personal property, either at retail or wholesale, etc., (4) the amount of capital stock authorized is $10,000.00 of which at least $200.00 shall be subscribed and fully paid in before the corporation shall commence business and subscription for the balance of said stock may be made and the same shall be issued upon payment of the par value thereof, at such times and upon such conditions as ordered by the board of directors, (5) the times of the commencement of the corporation is May 25, 1961, and the corporation shall have perpetual existence, and, (6) the affairs of the corporation shall be conducted by a board of at least three directors and a president, a secretary and a treasurer, and such other officers as may be appointed.

                         Joseph I. Swietlik
                         Albert Zimmermann
                         Kathleen Riordan

June 15 (Thurs)   June 1-8-15

Certificate of Revival

        of

Nebraska Concession Supply, Inc.

        Lincoln

        now:

        Omaha

Filing        5.00
Recording     1.00

perpetual

R.A.
Gerald Toohey
1120 Capitol Ave.
Omaha

Receipt No. C14898

STATE OF NEBRASKA     ) SS          JAN 8 1973
SECRETARY'S OFFICE    )

Received and filed for record
and recorded [ILLEGIBLE] No. 61

[ILLEGIBLE] at page 684

Allen J. Beermann
------------------
Secretary of State

By D.B. Weyers


INDEXED

MICROFILMED

RECORDED

To:
ALLEN J. BEERMANN
Secretary of State
State Capitol Building
Lincoln, Nebraska 68509

                             CERTIFICATE OF REVIVAL

KNOW ALL MEN BY THESE PRESENTS:

Now comes Gerald Toohey        and           J. Sorg,                    who on
          ---------------------   ---------------------------------------
          name of PRESIDENT            name of SECRETARY OR TREASURER

                                                        and at the filing hereof
March 1, 1972,                          were the duly elected, qualified and are
----------------------------------------

acting         President              and           Secretary                 of
       -------------------------------   ------------------------------------
             MUST BE PRESIDENT               MUST BE SECRETARY OR TREASURER

                        Nebraska Concession Supply, Inc.,             located at
----------------------------------------------------------------------
                               name of corporation

1102 Capitol Avenue, Omaha, Nebraska a corporation duly organized under
---------------------------
       city

and by virtue of the laws of the State of Nebraska, and for the purposes of reviving or renewing said corporation does hereby certify, state and affirm.

      1. That the existence of this corporation became inoperative on August 3, 1971, because of dissolution by the Secretary of State for non-payment of taxes.

      2. That this corporation was duly and regularly organized under the laws of the State of Nebraska.

      3. That the name of this corporation is Nebraska Concession Supply, Inc.

--------------------------------------------------------------------------------
                      (must be the correct corporate name)

      4. The street address of the registered office is:

           1120 Capitol Avenue, Omaha, Douglas,       Nebraska,
--------------------------------------------------------------------------------
              Street address     city  county

and the name of the registered agent at such address is Gerald Toohey.

(THE ADDRESS OF THE REGISTERED AGENT AND REGISTERED OFFICE MUST BE IDENTICAL.)


      5. That the time for which this revival or renewal shall extend shall be
perpetual                dating from                       19
------------------------            -----------------------   ----------------
perpetual or otherwise                   RENEWAL ONLY

unless sooner dissolved by due process of law.


                                        Signed /s/ Gerald Toohey
                                              ----------------------------------
                                        PRESIDENT Gerald Toohey

                                        Signed /s/ J. Sorg
                                               ---------------------------------
                                        SECRETARY OR TREASURER J. Sorg

================================================================================

INSTRUCTIONS:

Submit to the Secretary of State's office in DUPLICATE. Every item must be completed. This document must be signed by two officers of the corporation.

Filing fees:
Domestic corporation         $7.00
Nonprofit corporation        $3.0O

THE LAW REQUIRES THAT THESE DOCUMENTS MUST BE SIGNED BY THE PRESIDENT AND SECRETARY OR TREASURER.

change of R.O.

      of

Nebraska Concession Supply, Inc.

      Omaha

filing          5.00
recording       2.00

R.A.
Gerald Toohey
4808 G St.
Omaha, NE 68117

Receipt No. C-86561

STATE OF NEBRASKA     ) SS          APR 13 1977
SECRETARY'S OFFICE    )

Received and filed for record
and recorded on roll No. 77-6

[ILLEGIBLE] at page 1108

Allen J. Beermann
------------------
Secretary of State

By [ILLEGIBLE]
   ---------------------
INDEXED

MICROFILMED

RECORDED

Form 3-76

                                    DOMESTIC
               CHANGE OF REGISTERED AGENT AND/OR REGISTERED OFFICE

                              (Submit in Duplicate)


TO: ALLEN J. BEERMANN, Secretary of State, Lincoln, Nebraska 68509

The following corporation, pursuant to the laws of the State of Nebraska, does hereby wish to change its Registered Agent and/or Registered Office in the State of Nebraska.

                        Nebraska Concession Supply, Inc.
--------------------------------------------------------------------------------
                               Name of Corporation

================================================================================

Before Change:

Registered Agent: Gerald Toohey

Registered Office: 1120 Capitol Ave. Omaha, Douglas Nebraska 68102
                  ---------------------------------          -----
                   Street Address    City   County           Zip Code

The following change of registered office, registered agent, or both, were authorized by a resolution duly adopted by the board of directors on the 11 day of April 1977

The registered office of this corporation in Nebraska shall be 4808 "G" Street
                                                              ------------------
                                                              Street Address

Omaha  Douglas Nebraska 68117 and their registered agent
------------------------------
City   County           Zip Code

at such address shall be Gerald Toohey
                         -------------------------------------------------------
                               Name of Registered Agent

*Address shall be complete, using full street address. A box number is acceptable only in those cases where street addresses are not available.

Such statement shall be executed by the corporation by its president or a vice president:

Dated:  April 11, 1977                  President: /s/ Gerald Toohey
                                                   -----------------------------
                                        or
                                        Vice President:

================================================================================

If the Secretary of State finds that such statement conforms to the provisions of sections
21-2001 to 21-20,144, he shall file such statement in his office. The duplicate statement, bearing the date of filing in the office of the Secretary of State shall be recorded in the office of the county clerk of the county where the registered office of the corporation is located in Nebraska.
If the statement changes the location of the registered office to another county, the statement bearing the date of the filing in the office of the Secretary of State shall be filed in both counties.

Filing Fee: $7.00

ARTICLES OF AMENDMENT

      OF

NEBRASKA CONCESSION SUPPLY, INC.

            Omaha

Filing                     5.00
Recording                  6.00
Increase                  10.00

Receipt No. C-26971

STATE OF NEBRASKA  ) SS
SECRETARY'S OFFICE )

Received and filed for record NOV 26 1979
and recorded on film roll No. 79-33
[ILLEGIBLE] at page 484

/s/ Allen J. Beermann
-----------------------
Secretary of State

By /s/ [ILLEGIBLE]
  ---------------------

INDEXED

MICROFILMED

RECORDED

                             ARTICLES OF AMENDMENT
                                       OF
                        NEBRASKA CONCESSION SUPPLY, INC.

      Nebraska Concession Supply, Inc., a Nebraska corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation:

      1. The name of the corporation is Nebraska Concession Supply, Inc.

      2. Nebraska Concession Supply, Inc., hereby amends Article FOURTH of its Articles of Incorporation to read as follows in its entirety:

            "FOURTH: The aggregate number of shares
            which the corporation shall have
            authority to issue is 100 shares of
            common stock and 100 shares of preferred stock. Each share of common stock shall have a par value of One Hundred Dollars
            ($100.00) and shall be designated common stock. Each share of preferred stock shall have a par value of One Hundred
            Dollars ($100.00) and shall be
            designated the Series I preferred stock
            and shall have the following preferences and rights with the limitations and restrictions as follows:

            A. REDEMPTION. The corporation may by
            majority vote of its Board of Directors, from time to time, redeem any or all outstanding shares of its SERIES I
            PREFERRED stock at the par value
            thereof.

            B. DIVIDENDS. The corporation shall not
            pay any dividends on its common stock in any calendar year unless its has first authorized a dividend of at least Six
            Dollars ($6.00) per share with respect
            to its SERIES I PREFERRED stock. This
            dividend preference shall be
            non-cumulative.

            C. LIQUIDATION. Each share of SERIES I
            PREFERRED stock shall be entitled to a
            liquidation preference, upon voluntary
            or involuntary liquidation of the
            corporation, equal to its par value plus any declared but unpaid dividends.

            D. VOTING. The holders of the SERIES I
            PREFERRED shares shall have no voting
            rights.

            E. CONVERSION. The SERIES I PREFERRED
            shares are not convertible into common
            shares.

      3. The shareholders of Nebraska Concession Supply, Inc. adopted the above amendment on the 28th day of September, 1979.

      4 . A consent to the amendment has been given in writing by all of the directors and by the holders of all of the shares entitled to vote on such amendment.

      These Articles of Amendment are executed by Nebraska Concession Supply, Inc., by its president (or vice-president) and by its secretary (or an assistant secretary) effective the 29th day of September, 1979.

                                        NEBRASKA CONCESSION SUPPLY, INC.

                                        By /s/ Gerald Toohey
                                          --------------------------
                                        President

NEBRASKA CONCESSION SUPPLY, INC.

By /s/ H Schartow
   ---------------------
      Secretary

[ILLEGIBLE NEWSPAPER NOTICE]

5-25-61

RECEIVED
DEC 26 1979

SECRETARY OF STATE
CORPORATION DIVISION


                                THE DAILY RECORD
                                    OF OMAHA
                          A. H. HENNINGSEN, Publisher
                              PROOF OF PUBLICATION

UNITED STATES OF AMERICA      )
  THE STATE OF NEBRASKA       )
  DISTRICT OF NEBRASKA        ) SS.
    COUNTY OF DOUGLAS         )
      CITY OF OMAHA           )

                                JOHN P. EGLSAER
--------------------------------------------------------------------------------
                 being duly sworn, deposes and says that he is

                              ADVERTISING MANAGER
--------------------------------------------------------------------------------
of THE DAILY RECORD, of Omaha, a legal newspaper, printed and published daily in the English language, having a bona fide paid circulation in Douglas County in excess of 300 copies, printed in Omaha, in said County of Douglas, for more than fifty-two weeks last past: that the printed notice hereto attached was published in THE DAILY RECORD, of Omaha, for 3 consecutive weeks, or the same day of each week, beginning on November 30, 1979 and ending on December 21, 1979

That said Newspaper during that time was regularly published and in general circulation in the County of Douglas, and State of Nebraska.

[ILLEGIBLE SEAL]                        /s/ John P. Eglsaer
                                        ----------------------------------------
                                        Subscribed in my presence and sworn to
                                        before me this 21st day of
                                        December 1979

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Notary Public in and for Douglas County,
                                                  State of Nebraska

                               APR 2 1984

                                                Receipt No. 12455
                                                STATE OF NEBRASKA    )
                                                                     ) SS
                                                SECRETARY'S OFFICE   )

                                                Filed and recorded on film roll
                                                84-16 page 648
                                                /s/ Allen J. Beermann
                                                -------------------------------
                                                              Secretary of State
                                                By /s/ LM
                                                --------------------------------

                                                           $28 pd.

                             ARTICLES OF AMENDMENT

                              (BY WRITTEN CONSENT)

                                     TO THE

                           ARTICLES OF INCORPORATION

                                       OF

                        NEBRASKA CONCESSION SUPPLY, INC.
--------------------------------------------------------------------------------

            Pursuant to the provision of the Nebraska Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

            FIRST: The name of the corporation is Nebraska Concession Supply, Inc.

            SECOND: The amendment of the Articles of Incorporation duly adopted by the shareholders of the corporation is to change ARTICLE FIRST thereof so that, as amended, said ARTICLE shall be read as follows:

            "NEBCO Distribution of Omaha, Inc."

            THIRD: The date of the adoption of the amendment by the sole shareholder was March 15, 1984.

            FOURTH: Consent in writing has been given by all of the directors and by the holders of all of the shares entitled to vote on such amendment.

            IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its President and Assistant Secretary, this 15th day of March, 1984.

                                       NEBRASKA CONCESSION SUPPLY, INC.
                                       --------------------------------
                                            (Name of Corporation)

                                       By  /s/ Raymond L. Marshall
                                           -----------------------------
                                           Raymond Marshall, President

                                       and /s/ Helen Schartow
                                           ----------------------------
                                           Helen Schartow, Assistant Secretary

                            AFFIDAVIT OF PUBLICATION

State of Nebraska )
                  )  SS.
LANCASTER COUNTY, )

[ILLEGIBLE NEWSPAPER NOTICE]

RECEIVED

MAY 4 1984

SECRETARY OF STATE
CORPORATION DIVISION

The undersigned, being first duly sworn, deposes and says that she/he is a Clerk of The Lincoln Star and Lincoln Journal, legal newspapers printed, published and having a general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in said newspaper three successive times the first insertion having been on the 19 day of April A.D. 1984, and thereafter on April 26, May 3, 1984, and that said newspapers are legal newspapers under the statutes of the State of Nebraska. The above facts are within my personal knowledge and are further verified by my personal inspection of each notice in each of said issues.

                                          /s/ Jean Fager
                                          ------------------------------

      Subscribed in my presence and sworn to before me this 3 day of May, 1984.

                                                   /s/ G.L. Powell Notary Public
                                                   ---------------
Printer's Fee, $______

                                                           ---------------------
                                                           G.L. POWELL
                                                           GENERAL NOTARIAL
                                                           SEAL
                                                           STATE OF NEBRASKA
                                                           Commission Expires
                                                           Oct. 7, 1986
                                                           ---------------------

                                                           84-19

                 STATEMENT OF CANCELLATION OF REACQUIRED SHARES
                             (Prepare in Duplicate)

Except from Nebraska Business Corporation Act:

Sec. 21-2063 RRS Nebr. 1943. Reissue 1 [Illegible] 4: SHARES; REACQUIRED; CANCELLATION STATEMENT; FILING. (1) A corporation may at any time by resolution of its board of directors, cancel all or any part of the shares of the corporation of any class reacquired by it, other than redeemable shares redeemed or purchased and in such event a statement of cancellation shall be filed and recorded as provided in this section.


(a)   NEBCO Distribution of Omaha, Inc.
      ---------------------------------------
           Name of the Corporation

(b) The number of reacquired shares canceled by resolution duly adopted by the board of directors itemized by classes and series, and the date of its adoption:

       Required shares             Class and Series                     Date

             54             Common               -$100 par            10/12/87
       ---------------      ------------------------------            ---------
            100             Series I Preferred   -$100 par            10/12/87
       ---------------      ------------------------------            ---------

(c) The aggregate number of issued shares, itemized by classes and series, after giving effect to such cancellation:

       Required shares             Class and Series                     Date

             46             Common               -$100 par            10/12/87
       ---------------      ------------------------------            ---------
           NONE             Series I Preferred   -$100 par            10/12/87
       ---------------      ------------------------------            ---------


(d) The amount, expressed in dollars, of the stated capital of the corporation after giving effect to such cancellation: $ 4,600.00
                                                            ----------

The statement of cancellation shall be executed by the corporation by its president or vice president and by its secretary or an assistant secretary, signatures of two officers required:


Date:    October 12, 1987                   1)  /s/ Raymond Marshall
                                              -------------------------
                                                    President


                                            2)  /s/ Gerald Toohey
                                              -------------------------
                                                    Secretary

--------------------------------------------------------------------------------

                 Duties of the Office of the Secretary of State

(2) The original and duplicate copy of such statement of cancellation shall be delivered to the Secretary of State, who shall, when all fees provided by law shall have been paid:
      (a)   File the original in his office; and
      (b) Return to the corporation or its representative the duplicate copy stamped with the date of filing in the office of Secretary of State.

--------------------------------------------------------------------------------

           Duties of the Officers of the Corporation Filing Statement

The duplicate copy of such statement of cancellation bearing the date of filing in the office of the Secretary of State shall be recorded in the office of the county clerk of the county where the registered office of the corporation is located in this state.

--------------------------------------------------------------------------------

Upon filing and recording in the office of the Secretary of State of such statement of cancellation, the stated capital of the corporation shall be deemed to be reduced by that part of the stated capital which was, at the time of such cancellation, represented by the shares so canceled, and the shares so canceled shall be restored to the status of authorized but unissued shares.

Nothing contained in this section shall be construed to forbid a cancellation of shares or a reduction of stated capital in any other manner permitted by sections 21-2001 to 21-20,134.


OCT 26 1987
78766
STATE OF NEBRASKA   )
                    )ss
SECRETARY'S OFFICE  )
Received and filed for
record ___ and recorded on
film roll No. 87-32 at page 1072

/s/ Allen J. Beermann
----------------------
Secretary of State

By /s/ BS Pd. $18.00
  ------------------

               ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
                        NEBCO DISTRIBUTION OF OMAHA, INC.


      NEBCO Distribution of Omaha, Inc., a Nebraska corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation:

      1. The name of the Corporation is: NEBCO Distribution of Omaha, Inc.

      2. NEBCO Distribution of Omaha, Inc. hereby amends Article FOURTH of its Articles of Incorporation to read as follows in its entirety:

            FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 640 shares of common stock and each such share of common stock shall have a par value of $10.00 per share.

      3. The Amendment was adopted by the Shareholder on December 5, 1988.

      4. The number of shares outstanding as of the adoption of the Amendment was 46 shares of common stock having a par value of $100.00 per share and each of said shares was entitled to vote thereon.

      5. The holder of 46 shares voted for such Amendment and no holder of any shares voted against such Amendment.

      6. Upon adoption of the Amendment, the holder of 46 shares of the Corporation's $100.00 par value stock shall be entitled to a certificate for 460 shares of the common stock of the


DEC 10 1988
STATE OF NEBRASKA   )
                    )ss
SECRETARY'S OFFICE  )
Received and filed for
record ___ and recorded on
film roll No. 88-43 at page 401

/s/ Allen J. Beermann
----------------------
Secretary of State

By /s/ [Illegible] $18.00
  -----------------------

1822

Corporation, par value $10.00 per share, upon presentation for cancellation of the holder's certificate representing 46 shares of the Corporation's common stock, par value $100.00.

      7. Upon adoption of said Amendment, the amount of the stated capital of the Corporation shall remain $4,600.00.

      8. A written Consent in writing has been given in lieu of a Board of Directors' meeting and meeting of the holders of all of the shares entitled to vote on said Amendment.

      These Articles of Amendment have been executed by and on behalf of the Corporation by its President and Secretary on this 5th day of December, 1988.


                                       NEBCO DISTRIBUTION OF OMAHA, INC.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Pete Hoefer
----------------------------
    Pete Hoefer, Secretary

               ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION
                          NEBCO DISTRIBUTION OF OMAHA

      The undersigned president and secretary hereby adopt the following Articles of Amendment pursuant to the provisions of the Nebraska Business Corporation Act:

      FIRST: The name of the Corporation is: NEBCO Distribution of Omaha, Inc.

      SECOND: The amendment of the Articles of Incorporation duly adopted by the shareholders of the Corporation is to change ARTICLE FIRST thereof so that, as amended, said ARTICLE shall be and read as follows:

            FIRST: The name of the Corporation is NEBCO

            EVANS Distribution, Inc.

      THIRD: The date of the adoption of the Amendment by the shareholders was February 6, 1990.

      FOURTH: Consent in writing has been by all of the directors and by the holders of all of the shares entitled to vote on said Amendment.

      IN WITNESS WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be executed in its name by its President and Secretary on this 8th day of February, 1990.

                                       NEBCO DISTRIBUTION OF OMAHA, INC.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Pete Hoefer
----------------------------
    Pete Hoefer, Secretary

FEB 8 1990
STATE OF NEBRASKA   )
                    )ss
SECRETARY'S OFFICE  )
Received and filed for
record ___ and recorded on
film roll No. [Illegible] at page [Illegible]

/s/ Allen J. Beermann
----------------------
Secretary of State

By /s/ [Illegible]Pd. $18.00
  ------------------------

23713

                                    DOMESTIC

               CHANCE OF REGISTERED AGENT AND/OR REGISTERED OFFICE
                             (Submit in Duplicate)

TO: ALLEN J. BEERMANN, Secretary of State, Lincoln, Nebraska 68509

The following corporation. pursuant to the laws of the State of Nebraska, does hereby wish to change its Registered Agent and/or Registered Office in the State of Nebraska.

                        NEBCO Distribution of Omaha, Inc.
                        ---------------------------------
                              Name of Corporation
--------------------------------------------------------------------------------

Before Change:

Registered Agent:   Gerald Toohey
                    ------------------------------------------------------------

Registered Office:  4808 "G" Street, Omaha      Douglas  Nebraska      68117
                    ------------------------------------------------------------
                    Street address    City      County                zip Code

The following change of registered office, registered agent, or both, were authorized by a resolution duly adopted by the board of directors on the 1st day of February 1990
------------------------

The registered office of this corporation in Nebraska shall be
6905 North 97th Circle,
------------------------
    Street Address

 Omaha      Douglas          Nebraska  68122       and the registered agent
--------------------------------------------------------------------------------
 City       County                     Zip Code

at such address shall be Raymond E. Marshall
                         ------------------------
                         Name of Registered Agent

* Address stall be complete, using full street address. A box number is acceptable only in those cases where street addresses are not available.

Such statement shall be executed by the corporation by its president or a vice president:


        Dated: February 1, 1990   President: /s/ Raymond Marshall
                                            -----------------------------
                                                 Raymond Marshall
                                 or
                                 Vice President
                                                -------------------------

If the Secretary of State finds that such statement conforms to the provisions of sections 21-2001 to 21-20,144, he shall file such statement in his office. The duplicate statement, bearing the date of filing in the office of the Secretary of State shall be recorded in the office of the county clerk of the county where the registered office of the corporation is located in Nebraska. If the statement changes the location of the registered office to another county, the statement bearing the date of the filing in the office of the Secretary of State shall be filed in both counties.

[Stamped Text Illegible]

Filing Fee: $18.00

            ARTICLES OF MERGER OF EVANS BROS. CO., INC. [Subsidiary]
                  INTO NEBCO EVANS DISTRIBUTION, INC. [Parent]

      This action is taken pursuant to Section 21-2074 of the Nebraska Business Corporation Act, as amended, and Sections 180.68 and 180.685 of the Wisconsin Statutes, as amended.

     The undersigned being the president and assistant secretary, respectively of NEBCO EVANS Distribution, Inc., a Nebraska corporation (Parent and Surviving Corporation), owner of 100% of the outstanding shares of each class of Evans Bros. Inc., a Wisconsin corporation (Subsidiary Corporation), hereby execute and adopt these Articles of Merger in duplicate:

      1. The following Plan of Merger was adopted by the unanimous resolution of the Board of Directors of the Parent and Surviving Corporation:

            a) The name of the Subsidiary Corporation is Evans Bros. Co., Inc. and the name of the Corporation owning l00% of the Subsidiary Corporation shares is NEBCO EVANS Distribution, Inc.

            b) Upon the effective date of the merger, all outstanding shares of the Subsidiary Corporation and all rights in respect thereof shall cease to exist and, on that date, the Surviving Corporation shall cause all stock certificates of the Subsidiary Corporation to be cancelled.

            c) The business purpose for the merger is to simplify and consolidate administration and accounting of the Parent and Surviving Corporation and its subsidiary corporations.

[Stamped Text Illegible]

      2. The Subsidiary Corporation has 30,294 shares of its common stock outstanding and the Surviving Corporation owns 30,294 shares of said common stock. The Subsidiary Corporation has no other classes of issued and outstanding capital stock.

      3. The Surviving Corporation, as owner of all the outstanding shares of the Subsidiary Corporation, has waived the mailing of a copy of the Plan of Merger to it.

      4. The Nebraska registered office of the Surviving Corporation is in Douglas County. The Wisconsin registered office for both the Surviving Corporation and the Subsidiary Corporation is in Waukesha County.

      5. This merger shall become effective upon February 23, 1990.

      IN WITNESS WHEREOF, the undersigned hereby make and sign these Articles of Merger on the 12th day of February, 1990 and affirm the statements contained herein are true under penalties of perjury.


                                       NEBCO EVANS Distribution, Inc.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Helen Schartow
-----------------------
    Helen Schartow
    Assistant Secretary


[NEBCO EVANS Distribution,
Inc. has no corporate seal]

                            United States of America
                               State of Wisconsin
                        OFFICE OF THE SECRETARY OF STATE

                                   ---------

                   To All to Whom These Presents Shall Come:

      I, DOUGLAS La FOLLETTE, Secretary of State of Wisconsin, do hereby certify that articles of incorporation of

                             EVANS BROS. CO., INC.

were duly filed in this office on November 17, 1937 and that thereafter a certificate of such filing and grant of corporate powers and privileges was duly issued to said organization under the hand and seal of the Secretary of State of Wisconsin, as provided by law.


      I further certify that it appears from the records of this office that said organization continued and now is a body corporate, duly and legally incorporated, organized and existing by and under the laws of this state, and is in good standing.


                                           IN TESTIMONY WHEREOF, I have hereunto
                                       set my hand and affixed my official seal at Madison, on February 14, 1990



                                           /s/ Douglas La Follette
                                           ------------------------
                                           DOUGLAS La FOLLETTE
                                           Secretary of State


                                           By: {illegible]

                              ARTICLES OF MERGER OF

               NEBCO DISTRIBUTION OF DES MOINES, INC. [Subsidiary]

                  INTO NEBCO EVANS DISTRIBUTION, INC. [Parent]

      This action is taken pursuant to Section 21-2074 of the Nebraska Business Corporation Act, as amended.

      The undersigned being the president and assistant secretary, respectively, of NEBCO EVANS Distribution, Inc., a Nebraska corporation (Parent and Surviving Corporation) owner of 100% of the outstanding shares of each class of NEBCO Distribution of Des Moines, Inc., a Nebraska corporation (Subsidiary Corporation) hereby execute and adopt these Articles of Merger in duplicate:

      1. The following Plan of Merger was adopted by the unanimous resolution of the Board of Directors of the Parent and Surviving Corporation:

            a) The name of the Subsidiary Corporation is NEBCO Distribution of Des Moines, Inc. and the name of the Corporation owning 100% of the Subsidiary Corporation shares is NEBCO EVANS Distribution, Inc.

            b) Upon the effective date of the merger, all outstanding shares of the Subsidiary Corporation and all rights in respect thereof shall cease to exist and, on that date, the Surviving Corporation shall cause all stock certificates of the Subsidiary Corporation to be cancelled.

            c) The business purpose for the merger is to simplify and consolidate administration and accounting of the Parent and Surviving Corporation and its subsidiary corporations.

      2. The Subsidiary Corporation has 10 shares of its common stock outstanding and the Surviving Corporation owns 10 shares of said common stock. The Subsidiary Corporation has no other classes of issued and outstanding capital stock.

      3. The Surviving Corporation, as owner of all the outstanding shares of the Subsidiary Corporation, has waived the mailing of a copy of the Plan of Merger to it.

      4. The Nebraska registered office for both the Surviving Corporation and the Subsidiary Corporation is in Douglas County.

      5. This merger shall become effective upon February 23, 1990.

      In WITNESS WHEREOF, the undersigned hereby make and sign these Articles of Merger on the 12th day of February, 1990 and affirm the statements contained herein are true under penalties of perjury.


                                       NEBCO EVANS Distribution, Inc.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Helen Schartow
-----------------------
    Helen Schartow
    Assistant Secretary


[NEBCO EVANS Distribution,
Inc. has no corporate seal]

                              ARTICLES OF MERGER OF

                 WISCONSIN CONCESSION SUPPLY, INC. [Subsidiary]

                  INTO NEBCO EVANS DISTRIBUTION, INC. [Parent]


      This action is taken pursuant to Section 21-2074 of the Nebraska Business Corporation Act, as amended.

      The undersigned being the president and assistant secretary, respectively, of NEBCO EVANS Distribution, Inc., a Nebraska corporation (Parent and Surviving Corporation), owner of 100% of the outstanding shares of each class of Wisconsin Concession Supply, Inc., a Nebraska corporation (Subsidiary Corporation), hereby execute and adopt these Articles of Merger in duplicate:

        1. The following Plan of Merger was adopted by the unanimous resolution of the Board of Directors of the Parent and Surviving
Corporation:

            a) The name of the Subsidiary Corporation is Wisconsin Concession Supply, Inc. and the name of the Corporation owning 100% of the Subsidiary Corporation shares is NEBCO EVANS Distribution, Inc.

            b) Upon the effective date of the merger, all outstanding shares of the Subsidiary Corporation and all rights in respect thereof shall cease to exist and, on that date, the Surviving Corporation shall cause all stock certificates of the Subsidiary Corporation to be cancelled.

            c) The business purpose for the merger is to simplify and consolidate administration and accounting of the Parent and Surviving Corporation and its subsidiary corporations.

      2. The Subsidiary Corporation has 10 shares of its common stock outstanding and the Surviving Corporation owns 10 shares of said common stock. The Subsidiary Corporation has no other classes of issued and outstanding capital stock.

      3. The Surviving Corporation, as owner of all the outstanding shares of the Subsidiary Corporation, has waived the mailing of a copy of the Plan of Merger to it.

      4. The Nebraska registered office for both the Surviving Corporation and the Subsidiary Corporation is in Douglas County.

      5. This merger shall become effective upon February 23, l990.

      IN WITNESS WHEREOF, the undersigned hereby make and sign these Articles of Merger on the 12th day of February, 1990 and affirm the statements contained herein are true under penalties of perjury.


                                       NEBCO EVANS Distribution, Inc.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Helen Schartow
-----------------------
    Helen Schartow
    Assistant Secretary


[NEBCO EVANS Distribution,
Inc. has no corporate seal]

                              ARTICLES 0F MERGER OF

              NEBCO DISTRIBUTION OF KANSAS CITY, INC. [Subsidiary]

                  INTO NEBCO EVANS DISTRIBUTION, INC. [Parent]

      The action is taken pursuant to Section 21-2074 of the Nebraska Business Corporation Act, as amended.

      The undersigned being the president and assistant secretary, respectively, of NEBCO EVANS Distribution, Inc., a Nebraska corporation (Parent and Surviving Corporation) owner of 100% of the outstanding shares of each class of NEBCO Distribution of Kansas City, Inc., a Nebraska corporation (Subsidiary Corporation), hereby execute and adopt these Articles of Merger in duplicate:

      1. The following Plan of Merger was adopted by the unanimous resolution of the Board of Directors of the Parent and Surviving Corporation:

            a) The name of the Subsidiary Corporation is NEBCO Distribution of Kansas City, Inc. and the name of the Corporation owning 100% of the Subsidiary Corporation shares is NEBCO EVANS Distribution, Inc.

            b) Upon the effective date of the merger, all outstanding shares of the Subsidiary Corporation and all rights in respect thereof shall cease to exist and, on that date, the Surviving Corporation shall cause all stock certificates of the Subsidiary Corporation to be cancelled.

[Stamped Text Illegible]

            c) The business purpose for the merger is to simplify and consolidate administration and accounting of the Parent and Surviving Corporation and its subsidiary corporations.

      2. The Subsidiary Corporation has 100 shares of its common stock outstanding and the Surviving Corporation owns 100 shares of said common stock. The Subsidiary Corporation has no other classes of issued and outstanding capital stock.

      3. The Surviving Corporation, as owner of all the outstanding shares of the Subsidiary Corporation, has waived the mailing of a copy of the Plan of Merger to it.

      4. The Nebraska registered office for both the Surviving Corporation and the Subsidiary Corporation is in Douglas County.

      5. This merger shall become effective upon February 23, 1990.

      IN WITNESS WHEREOF, the undersigned hereby make and sign these Articles of Merger on the 12th day of February, l990 and affirm the statements contained herein are true under penalties of perjury.


                                       NEBCO EVANS Distribution, Inc.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Helen Schartow
-----------------------
    Helen Schartow
    Assistant Secretary


[NEBCO EVANS Distribution,
Inc. has no corporate seal]

                              ARTICLES 0F MERGER OF

              NEBCO DISTRIBUTION OF MINNEAPOLIS, INC. [Subsidiary]

                  INTO NEBCO EVANS DISTRIBUTION, INC. [Parent]

      This action is taken pursuant to Section 21-2074 of the Nebraska Business Corporation Act, as amended, and Sections 302A.62l and 302A.65l of the Minnesota Statutes, as amended.

      The undersigned being the president and assistant secretary, respectively, of NEBCO EVANS Distribution, Inc., a Nebraska corporation (Parent and Surviving Corporation), owner of 100% of the outstanding shares of each class of NEBCO Distribution of Minneapolis, Inc., a Minnesota corporation (Subsidiary Corporation), hereby execute and adopt these Articles of Merger in duplicate:

      1. The following Plan of Merger was adopted by the unanimous resolution of the Board of Directors of the Parent and Surviving Corporation:

            a) The name of the Subsidiary Corporation is NEBCO Distribution of Minneapolis, Inc. and the name of the Corporation owning 100% of the Subsidiary Corporation shares is NEBCO EVANS Distribution, Inc.

            b) Upon the effective date of the merger, all outstanding shares of the Subsidiary Corporation and all rights in respect thereof shall cease to exist and, on that date, the Surviving Corporation shall cause all stock certificates of the Subsidiary Corporation to be cancelled.

            c) The business purpose for the merger is to simplify and consolidate administration and accounting of the Parent and Surviving Corporation and its subsidiary Corporations.

      2. The Subsidiary Corporation has 10 shares of its common stock outstanding and the Surviving Corporations owns 10 shares of said common stock. The Subsidiary Corporation has no other classes of issued and outstanding capital stock.

      3. The Surviving Corporation, as owner of all the outstanding shares of the Subsidiary Corporation, has waived the mailing of a copy of the Plan of Merger to it.

      4. The Nebraska registered office of the Surviving Corporation is in Douglas County. The Minnesota registered office for both the Surviving Corporation and the Subsidiary Corporation is in Hennepin County.

      5. This merger shall become effective upon February 23, 1990.

      IN WITNESS WHEREOF, the undersigned hereby make and sign these Articles of Merger on the 12th day of February, 1990 and affirm the statements contained herein are true under penalties of perjury.


                                       NEBCO EVANS Distribution, Inc.

                                       By /s/ Raymond Marshall
                                          --------------------------------
                                              Raymond Marshall, President
ATTEST:

/s/ Helen Schartow
-----------------------
    Helen Schartow
    Assistant Secretary


[NEBCO EVANS Distribution,
Inc. has no corporate seal]

                               State of Minnesota

                              --------------------
                               SECRETARY OF STATE
                              --------------------


                          Certificate of Good Standing

      I, Joan Anderson Growe, Secretary of State of Minnesota, do certify that:
The corporation listed below is a corporation formed under the laws of Minnesota; that the corporation was formed by the filing of Articles of Incorporation with the Office of the Secretary of State on the date listed below; that the corporation is governed by the chapter of Minnesota Statutes listed below; and that this corporation is authorized to do business as a corporation at the time this certificate is issued.

      Name: NEBCO Distribution of Minneapolis, Inc.

      Date Formed: 05/26/[Illegible]

      Chapter Governed By: 302A

      This Certificate has been issued on 02/14/90


                                                      /s/ Joan Anderson Growe
                                                      -----------------------
                                                          Joan Anderson Growe
                                                          Secretary of State

                             MAR 22 1991

                                           STATE OF NEBRASKA  ) SS
                                           SECRETARY'S OFFICE )
                                             Received and filed for record 44485
                                             and recorded on film roll No. _____
                                             [ILLEGIBLE] at page 299


                                             /s/ Allen J. Beermann
                                             ---------------------
                                                Secretary of State

                                              By /s/ JVB
                                                 -----------------
                                                        6,045.00 pd.

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                         NEBCO EVANS DISTRIBUTION, INC.

      NEBCO EVANS Distribution, Inc., a Nebraska corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation.

      1. The name of the Corporation is NEBCO EVANS Distribution, Inc.

      2. NEBCO EVANS Distribution, Inc. hereby amends Article Fourth of its Articles of Incorporation to read as follows in its entirety:

      FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is (a) 640 shares of common stock and each such share of common stock shall have a par value of $10.00 per share; and (b) 300,000 shares of preferred stock and each such preferred share shall have a par value of $10.00 and such relative rights and preferences as may be fixed and determined by resolution of the Board of Directors.

      3. The Amendment was adopted by the shareholders on the 18th day of February, 1991.

      4. The number of shares outstanding as of the adoption of the Amendment was 600 shares of common stock having a par value of $10.00 per share and each of said shares was entitled to vote thereon.

      5. The holder of 600 shares voted for such amendment and no holder of any shares voted against such amendment.

      6. A written unanimous Consent in writing has been given in lieu of a Board of Directors' meeting and meeting of the holders of all of the shares entitled to vote on said Amendment.

      7. These Articles of Amendment have been executed by and on behalf of the Corporation by its president and secretary on this 15th day of March, 1991.

                                    NEBCO EVANS DISTRIBUTION, INC.


                                    By /s/ Raymond E. Marshall
                                       -----------------------------------
                                        Raymond E. Marshall, President

ATTEST:


/s/ Peter Hoefer
------------------------------
Peter Hoefer, Secretary

                         NEBCO EVANS DISTRIBUTION, INC.
                       300,000 Series 91 Preferred Shares

      The NEBCO EVANS Distribution, Inc. Series 91 Preferred Series (Series) shall consist of 300,000 shares, $10.00 par value, each having the following rights and preferences:

            (1) Dividends. The holders of record of shares of this Series shall be entitled to receive when and as declared by the Board of Directors out of funds legally available therefore, cash dividends at the rate of $1.00 per share per annum payable quarterly on such dates as may from time to time be determined by the Board of Directors, in preference to and in priority over dividends upon the common shares or any other shares of the Corporation. Dividends on each share of this series shall accumulate, whether or not declared, from the date of its issuance. The holders of shares of this Series shall not be entitled to any dividends other than the cash dividend provided for in this Section (1). No dividends shall be declared or paid on the common shares or an other shares of the Corporation during any period when the Corporation has failed to pay a quarterly dividend on this Series for any preceding quarter.

            (2) Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation an amount equal to $10.00 per share, plus any accumulated and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon the common shares or any other shares of the Corporation.

            (3) Redemption. This Series may be redeemed, in whole or in part, at the option of the Corporation by resolution Of its Board of Directors, at any time and from time to time, at the redemption price per share of $10.00 plus any accumulated and unpaid dividends thereon at the date fixed for redemption. In the event that less than the entire number of shares of this Series outstanding is at any time redeemed by the Corporation, the shares to be redeemed shall be selected by lot in a manner determined by the Board of Directors of the Corporation unless they shall have been advised by the unanimous agreement of the holders of all shares of this Series to effect the redemption in some other manner. This Series must be redeemed, in whole, not later than seven (7) years after the issuance of any share of this Series.

            Not less than 30 nor more than 40 days prior to the date fixed for any redemption of this Series or any part thereof, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of this Series selected for redemption at their respective addresses as the same shall appear on the books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holders receive the notice.

            After the date fixed for the redemption of shares of this Series by the Corporation, the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof except the right to receive the monies payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding. The Corporation may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for all shares of this Series designated for redemption and not yet redeemed in escrow with a national bank as a trust fund for the benefit of the holders of the shares of this Series designated for redemption. From and after the making of such deposit, the holders of shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Corporation by virtue thereof except the right to receive from such trust fund the monies payable upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding.

            (4) Voting Rights. No holder of this Series shall be entitled to vote on any matters brought to a vote before the shareholders of the Corporation, except as otherwise provided by the Business Corporation Law of the State of Nebraska.

            (5) Consideration for Issuance of Shares. All shares of this Series shall be deemed to be fully paid and non-assessable upon the issuance thereof.

            (6) Notice to Holders of Certain Transactions. The Corporation shall cause a notice to be mailed to the holders of record of shares of this Series at their respective addresses as the same shall appear on the books of the Corporation, in case:

            (a) The Corporation shall declare a dividend (or any other distribution) on its common shares or other shares;

            (b) Of any reclassification of capital stock of the Corporation or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

            (c) Of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

      Such notice shall be mailed at least 20 days prior to the applicable record date or other date hereinafter referred to and shall specify (i) the date on which a record is to be taken for the purpose of such dividend, redemption, distribution of rights or, if a record is not to be taken, the date as of which the holders of common shares of record to be entitled to such dividend, distribution, redemption or rights are to be determined, or (ii) the date on which, in connection with such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, it is expected that holders of common shares of record shall be entitled to exchange their common shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

            (7) Limitation on Cash Dividends and Distributions on Shares. So long as any shares of this Series are outstanding, the Corporation may not pay any cash dividend or make any other distribution in cash on its common shares or any other shares.

            (8) Limitation on Certain Actions. So long as any shares of this Series are outstanding, the Corporation shall not: (a) authorize, create or issue any other class or classes of preferred shares or any other shares having rights, powers or preferences equal to or senior to the shares of this Series, (b) redeem, purchase or otherwise acquire any shares of its common shares or other shares, and (c) merge, consolidate, sell or otherwise dispose of substantially all of its assets.

            (9) No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Certificate of Incorporation of the Corporation as amended.

            (10) Certificates. Each certificate for shares of this Series shall bear a legend incorporating a certified copy of this resolution which shall be authenticated by the President or Vice President of the Corporation and appended to each such certificate.

                                                                     [ILLEGIBLE]

                               ARTICLES OF MERGER

                  L. L. DISTRIBUTION SYSTEMS, INC. [Subsidiary]

                  INTO NEBCO EVANS DISTRIBUTION, INC. [Parent]

      This action is taken pursuant to Section 21-2074 of the Nebraska Business Corporation Act, as amended, and Sections 302A.621 and 302A.651 of the Minnesota Statutes, as amended.

      The undersigned being president and secretary, respectively, of NEBCO EVANS Distribution, Inc., a Nebraska corporation (Parent and Surviving Corporation), owner of 100% of the outstanding shares of each class of L. L. Distribution Systems, Inc., a Minnesota corporation (Subsidiary Corporation), hereby execute and adopt these Articles of Merger in duplicate:

      1. The following Plan of Merger was adopted by the unanimous resolution of the Board of Directors of the Parent and Surviving Corporation:

            a) The name of the Subsidiary Corporation is L. L. Distribution Systems, Inc. and the name of the Corporation owning 100% of the Subsidiary Corporation shares is NEBCO EVANS Distribution, Inc.

            b) Upon the effective date of the merger, all outstanding shares of the Subsidiary Corporation and all rights in respect hereof shall cease to exist and, on that date, the Surviving Corporation shall cause all stock certificates of the Subsidiary Corporation to be cancelled.

            c) The business purpose for the merger is to simplify and consolidate administration and accounting of the Parent and Surviving Corporation and its subsidiary corporation.

      2. The Subsidiary Corporation has 6,000 shares of its common stock outstanding and the Surviving Corporation owns 6,000 shares of said common stock. The Subsidiary Corporation has no other classes of issued and outstanding capital stock.

      3. The Surviving Corporation, as owner of all the outstanding shares of the Subsidiary Corporation, has waived the mailing of a copy of the Plan of Merger to it.

      4. The Nebraska registered office of the Surviving Corporation is in Douglas County. The Minnesota registered office for both the Surviving Corporation and the Subsidiary Corporation is in Hennepin County.

      5. This merger shall become effective upon December 31, 1991.

      IN WITNESS WHEREOF, the undersigned hereby make and sign these Articles of Merger on the 10th day of December, 1991 and affirm the statements contained herein are true under penalties of perjury.

                                          NEBCO EVANS DISTRIBUTION, INC.

ATTEST:
                                          By /s/ Raymond E. Marshall
                                             -------------------------------
                                             Raymond E. Marshall, President
/s/ Peter S. Hoefer
--------------------------------
Peter S. Hoefer, Secretary

[NEBCO EVANS Distribution,
 Inc. has no corporate seal]

                                               DEC 31 1991

                                               Receipt No. 59335  $9,034.00
                                                           ---------------------
                                               STATE OF NEBRASKA  ) SS
                                               SECRETARY'S OFFICE )
                                               Filed and recorded on film roll
                                               91-31    page    78
                                               --------      -------------------


                                                 /s/ Allen J. Beermann
                                               ---------------------------------
                                                              Secretary of State

                                                  By /s/ JKR
                                                     ---------------------------

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                         NEBCO EVANS DISTRIBUTION, INC.

      NEBCO EVANS Distribution, Inc., a Nebraska corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation.

      1. The name of the Corporation is NEBCO EVANS Distribution, inc.

      2. NEBCO EVANS Distribution, INC. hereby amends Article Fourth of its Articles of Incorporation to read as follows in its entirety:

      FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is (a) 1,000 shares of common stock and each such share of common stock shall have a par value of $10.00 per share; and (b) 150 shares of convertible preferred shares and each such convertible preferred share shall have a par value of $50,000.00 and such relative rights and preferences as may be fixed and determined by resolution of the Board of Directors.

      3. The Amendment was adopted by the shareholders on the 10th day of December, 1991.

      4. The number of shares outstanding as of the adoption of the Amendment was 600 shares of common stock having a par value of $10.00 per share and each of said shares was entitled to vote thereon.

      5. The holder of 600 shares voted for such amendment and no holder of any shares voted against such amendment.

      6. A written unanimous Consent in writing has been given in lieu of a Board of Directors' meeting and meeting of the holders of all of the shares entitled to vote on said Amendment.

      7. These Articles of Amendment have been executed by and on behalf of the Corporation by its president and secretary on this 31st day of December, 1991.

                                          NEBCO EVANS DISTRIBUTION, INC.


                                          BY /s/ Raymond E. Marshall
                                              --------------------------------
                                              Raymond E. Marshall, President

ATTEST:


/s/ Peter Hoefer
--------------------------------
Peter Hoefer, Secretary

                         NEBCO EVANS DISTRIBUTION, INC.

              Series $50,000 Par Value Convertible Preferred Shares

      The NEBCO EVANS Distribution, Inc. Series $50,000 Par Value Convertible Preferred Series (Series) shall consist of 150 shares, $50,000.00 par value, each having the following rights and preferences:

            (1) Dividends. The holders of record of shares of this Series shall be entitled to receive when and as declared by the Board of Directors out of funds legally available therefore, cash dividends at the rate of $5,500.00 per share per annum payable monthly on such dates as may from time to time be determined by the Board of Directors, in preference to and in priority over dividends upon the common shares or any other shares of the Corporation. Dividends on each share of this Series shall accumulate, whether or not declared, front the date of its issuance. The holders of shares of this Series shall not be entitled to any dividends other than the cash dividend provided for in this Section (1). No dividends shall be declared or paid on the common shares or any other shares of the Corporation during any period when the Corporation has failed to pay a monthly dividend on this Series for any preceding month.

            (2) Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation an amount equal to $50,000.00 per share, plus any accumulated and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon the common shares or any other shares of the Corporation.

            (3) Redemption. This Series may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors, at any time and from time to time, at the redemption price per share of $50,000.00 plus any accumulated and unpaid dividends thereon at the date fixed for redemption. In the event that less than the entire number of shares of this Series outstanding is at any time redeemed by the Corporation, the shares to be redeemed shall be selected by lot in a manner determined by the Board of Directors of the Corporation unless they shall have been advised by the unanimous agreement of the holders of all shares of this Series to effect the redemption in some other manner.

            Not less than sixty (60) nor more than seventy-five (75) days prior to the date fixed for any redemption of this Series or any part thereof, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of this Series selected for redemption at their respective addresses as the same shall appear on the books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holders receive the notice.

            Subject to the conversion rights provided for hereinbelow, after the date fixed for the redemption of shares of this Series by the Corporation, the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof except the right to receive the monies payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding.

            (4) Voting Rights. No holder this Series shall be entitled to vote on any matters brought to a vote before the shareholders of the Corporation, except as otherwise provided by the Business Corporation Law of the State of Nebraska.

            (5) Consideration for Issuance of Shares. All shares of this Series shall be deemed to be fully paid and non-assessable upon the issuance thereof.

            (6) Notice of Holders of Certain Transactions. The Corporation shall cause a notice to be mailed to the holders of record of shares of this Series at their Respective addresses as the same shall appear on the books of the Corporation, in case:

            (a) The Corporation shall declare a dividend (or any other distribution) on its common shares or other shares;

            (b) Of any reclassification of capital stock of the Corporation or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

            (c) Of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

      Such notice shall be mailed at least 20 days prior to the applicable record date or other date hereinafter referred to and shall specify (i) the date on which a record is to be taken for the purpose of such dividend, redemption, distribution of rights or, if a record is not to be taken, the date as of which the holders of common shares of record to be entitled to such dividend, distribution, redemption or rights are to be determined, or (ii) the date on which, in connection with such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, it is expected that holders of common shares of record shall be entitled to exchange their common shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

            (7) Limitation on Cash Dividends and Distributions on Shares. So long as any shares of this Series are outstanding, the Corporation may not pay any cash dividend or make any other distribution in cash on its common shares or any other shares.

            (8) Limitation on certain Actions. So long as any shares of this Series are outstanding, the Corporation shall not: (a) authorize, create or issue any other class or classes of preferred shares or any other shares having rights, powers or preferences equal to or senior to the shares of this Series, (b) redeem, purchase or otherwise acquire any shares of its common shares or other shares, and (c) merge, consolidate, sell or otherwise dispose of substantially all of its assets.

            (9) Conversion. The holders of each share of this Series shall have the right at their option to convert each such share into one common share of the Corporation at any time upon sixty (60) days notice (or if such share is called for redemption, at any time without notice up to and including, but not after, the close of business on the day prior to the date fixed for redemption). In the event the Corporation recapitalizes or declares dividends payable in its common shares, the number of common shares into which one convertible share is convertible shall be equitably adjusted but no adjustment shall be required in the event additional common shares of the Corporation are issued due to the exercise of stock options outstanding as of the date of issuance of this Series. The Corporation shall, so long as any share of this Series is outstanding, reserve and keep available out of its authorized and unissued common shares sufficient number of common shares required to effect conversation of all shares of this Series

            (10) No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Certificate of Incorporation of the Corporation as amended.

            (11) Certificates. Each certificate for shares of this Series shall bear a legend incorporating a certified copy of this Resolution which shall be authenticated by the President or Vice President of the Corporation and appended to each such certificate.

                                             MAR 2 1994

                                             STATE OF NEBRASKA  ) SS
                                             SECRETARY'S OFFICE )
                                             Received and filed for record 1277
                                             and recorded on film roll No. ____
                                                 94-5   at page    577
                                             ----------         ---------------


                                               /s/ Allen J. Beermann
                                             ---------------------------------
                                                            Secretary of State

                                                By /s/ [ILLEGIBLE]  $20045.00 pd
                                                   ---------------------------

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                         NEBCO EVANS DISTRIBUTION, INC.

      NEBCO EVANS Distribution, Inc., a Nebraska corporation, hereby adopts the following Articles of Amendment to its Articles of Incorporation.

      1. The name of the Corporation is NEBCO EVANS Distribution, Inc.

      2. NEBCO EVANS Distribution, Inc. hereby amends Article Fourth of its Articles of Incorporation to read as follows in its entirety:

      FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is (1) 2,000 shares of common stock and each such share of common stock shall have a par value of $10.00 per share; (b) 150 shares of convertible preferred shares and each such convertible preferred share shall have a par value of $50,000.00 and such relative rights and preferences as may be fixed and determined by resolution of the Board of Directors; and (c) 400 shares of convertible preferred shares and each such convertible preferred share shall have a par value of $25,000.00 and such relative rights and preferences as may be fixed and determined by resolution of the Board of Directors which relative rights and preferences are set forth in the attached designation.

      3. The Amendment was adopted by the shareholders at a meeting on April 1, 1993.

      4. The number of shares outstanding as of the adoption of the Amendment was 600 shares of common stock having a par value of $10.00 per share and 150 shares of its Series $50,000 Par Value Convertible Preferred Shares. Each of said common shares was entitled to vote thereon. None of the Series $50,000 Par Value Convertible Preferred Shares were entitled to vote thereon.

      5. The holders of more than two thirds (2/3) of the common shares voted for such Amendment and no holder of any common shares voted against such amendment.

      6. These Articles of Amendment have been executed by and on behalf of the Corporation by its President (or Vice President) and Secretary (or Assistant Secretary) on this 19 day of February, 1994.

                                          NEBCO EVANS DISTRIBUTION, INC.


                                          By /s/ Raymond E. Marshall, Pres.
                                             ---------------------------------
                                              President

ATTEST:


/s/ Donald J. Rogers
-------------------------------
Secretary

                         NEBCO EVANS DISTRIBUTION, INC.

              Series $25,000 Par Value Convertible Preferred Shares

      The NEBCO EVANS Distribution, Inc. Series $25,000 Par Value Convertible Preferred Series (Series) shall consist of 400 shares, $25,000.00 par value, each having the following rights and preferences:

      1. Dividends. The holders of record of shares of this Series shall be entitled to receive when and as declared by the Board of Directors out of funds legally available therefore, cash dividends at the rate of $2,375.00 per share per annum payable semi-annually on such dates as may from time to time be determined by the Board of Directors, in preference to and in priority over dividends upon the common shares but not in priority over dividends upon the Series $50,000 Par Value Convertible Preferred Shares of the Corporation. Dividends on each share of this Series shall accumulate, whether or not declared, from the date of its issuance. The holders of shares of this Series shall not be entitled to any dividends other than the cash dividend provided for in this Section (1). No dividends shall be declared or paid on the common shares of the Corporation during any period when the Corporation has failed to pay a semi-annual dividend on this Series for any preceding six-month period.

      2. Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation an amount equal to $25,000.00 per share, plus any accumulated and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon the common shares but not in priority over any such distribution upon the Series $50,000 Par Value Convertible Preferred Shares or any other shares of the Corporation.

      3. Redemption. This Series may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors, at any time and from time to time, at the redemption price per share of $25,000.00 plus any accumulated and unpaid dividends thereon at the date fixed for redemption. In the event that less than the entire number of shares of this Series outstanding is at any time redeemed by the Corporation, the shares to be redeemed shall be selected by lot in a manner determined by the Board of Directors of the Corporation unless they shall have been advised by the unanimous agreement of the holders of all shares of this Series to effect the redemption in some other manner. Not less than sixty (60) nor more than seventy-five (75) days prior to the date fixed for any redemption of this Series or any part thereof, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of this Series selected for redemption at their respective addresses as the same shall appear on the books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holders receive the notice.

      Subject to the conversion rights provided for hereinbelow, after the date fixed for the redemption of shares of this Series by the Corporation, the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof except the right to receive the monies payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding.

      4. Voting Rights. No holder this series shall be entitled to vote on any matters brought to a vote before the shareholders of the Corporation, except as otherwise provided by the Business Corporation Law of the State of Nebraska.

      5. Consideration for Issuance of Shares. All shares of this Series shall be deemed to be fully paid and nonassessable upon the issuance thereof.

      6. Notice of Holders of Certain Transactions. The Corporation shall cause a notice to be mailed to the holders of record of shares of this Series at their Respective addresses as the same shall appear on the books of the Corporation, in case:

            a) The Corporation shall declare a dividend (or any other distribution) on its common shares;

            b) Of any reclassification of capital stock of the Corporation or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

            c) Of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

      Such notice shall be mailed at least 20 days prior to the applicable record date or other date hereinafter referred to and shall specify (i) the date on which a record is to be taken for the purpose of such dividend, redemption, distribution of rights or, if a record is not to be taken, the date as of which the holders of common shares of record to be entitled to such dividend, distribution, redemption or rights are to be determined, or (ii) the date on which, in connection with such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, it is expected that holders of common shares of record shall be entitled to exchange their common shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

      7. Limitation on Cash Dividends and Distributions on Shares. So long as any shares of this Series are outstanding, the Corporation may not pay any cash dividend or make any other distribution in cash on its common shares.

      8. Limitation on certain Actions. So long as any shares of this Series are outstanding, the Corporation shall not: (a) authorize, create or issue any other class or classes of preferred shares or any other shares having rights, powers or preferences equal to or senior to the shares of this Series, (b) redeem, purchase or otherwise acquire any of its common shares, and (c) merge, consolidate, sell or otherwise dispose of substantially all of its assets.

      9. Conversion. The holders of each share of this Series shall have the right at their option to convert each such share into one-half (1/2) common share of the Corporation at any time upon sixty (60) days notice (or if such share is called for redemption, at any time without notice up to and including, but not after, the close of business on the day prior to the date fixed for redemption). In the event the Corporation recapitalizes or declares dividends payable in its common shares, the number of common shares into which one convertible share is convertible shall be equitably adjusted but no adjustment shall be required in the event additional common shares of the Corporation are issued due to the exercise of stock options outstanding as of the date of issuance of this Series. The Corporation shall, so long as any share of this Series is outstanding, reserve and keep available out of its authorized and unissued common shares sufficient number of common shares required to effect conversation of all shares of this Series.

      10. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Certificate of Incorporation of the Corporation as amended.

      11. Certificates. Each certificate for shares of this Series shall bear a legend incorporating a certified copy of this Resolution which shall be authenticated by the President or Vice President of the Corporation and appended to each such certificate.

Rev 1 85

                        CERTIFICATE OF REVIVAL OR RENEWAL
                     OF A DOMESTIC OR NONPROFIT CORPORATION

                       To be submitted, in duplicate, to:
      Secretary of State, Suite 2300 State Capitol, Lincoln, Nebraska 68509

      KNOW ALL MEN BY THESE PRESENTS:

1. Now comes Raymond Marshall, President, and Donald J. Rogers, Secretary and/or Treasurer, who on June 2, 1994, were duly elected as officers of

            NEBCO EVANS Distribution, Inc.
      --------------------------------------------------------------------------
          Correct Corporate Name as stated in Articles of Incorporation or most recent Amendment

      located at 6905 N. 97th Circle, Omaha, Nebraska 68122
                 ---------------------------------------------------------------
                          Full Address of Principal Place of Business

      a Nebraska corporation duly organized under and by virtue of the laws of the state of Nebraska, for the purposes of revising or renewing said corporation.

2. The existence of this corporation became (or will become) inoperative on April 16, 1994, because of dissolution by the office of the Secretary of State by expiration of existence, or for nonpayment of occupational taxes or annual fees. The revival of this corporation shall be perpetual unless sooner dissolved by proper action of its stockholders, or by due process of law.

3.    The registered office of this corporation in Nebraska shall be

      6905 N. 97th Circle, Omaha, NE 68
      --------------------------------------------------------------------------
                        Street Address*
        Omaha      Douglas   Nebraska   68122   and the registered agent at such
      ----------------------          --------
        City       County             Zip Code

      address shall be      Raymond Marshall.    **
                       -------------------------
                        Name of Registered Agent

      * Address shall be complete, using full street address. A box number is acceptable only in those cases where street addresses are not available.

     ** If the above-named registered agent or registered office constitutes a change from the previous designation, this information will be entered onto the corporation's records in this office. No further notification or filing of a separate form is necessary.

                                    SIGNATURE OF AT LEAST TWO OFFICERS REQUIRED:

         FILING FEES:
                                           President /s/ Raymond E. Marshall
           Domestic Revival  $28.00                  ---------------------------
                                           Secretary /s/ Donald J. Rogers
           Nonprofit Revival  $15.00                 ---------------------------
                                           Treasurer
                                                     ---------------------------

      ==========================================================================

              CERTIFICATE OF GOOD STANDING IN THE STATE OF NEBRASKA

      I, ALLEN J. BEERMANN, Secretary of State, do hereby certify the above-named corporation to be in good standing

      IN TESTIMONY WHEREOF, the Secretary of State of Nebraska has hereby affixed his signature or facsimile thereof and seal on the date set out in the recording data.

                                     JUN 21 1994

                                                   STATE OF NEBRASKA  ) SS
                                                   SECRETARY'S OFFICE )
                                               Received and filed for record 7
                                             and recorded on film roll No. ____
            (State Seal)                        94-12   at page    568
                                             ----------         ---------------


                                               /s/ Allen J. Beermann
                                             ---------------------------------
                                                            Secretary of State

                                             By /s/ [ILLEGIBLE]  $6559.26 pd
                                                ---------------------------

                                               JAN 25 1996

                                               STATE OF NEBRASKA  ) SS
                                               SECRETARY'S OFFICE )
                                               Received and filed for record ___
                                               and recorded on film roll No. ___
                                                      962  at page   896
                                               -----------         -------------


                                                 /s/ [ILLEGIBLE]  40260
                                               ---------------------------------
                                                       Secretary of State

                                               By 4:45 pm /s/ JD 95.00 pd
                                                  ------------------------------

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                         NEBCO EVANS DISTRIBUTION, INC.

      NEBCO EVANS Distribution, Inc. hereby adopts the following Articles of Amendment to its Articles of Incorporation.

      1. The Corporation's name is NEBCO EVANS Distribution, Inc.

      2. NEBCO EVANS Distribution, Inc. hereby amends Article Fourth of its Articles of Incorporation to read as follows in its entirety:

      FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is (a) 2,000 shares of common having a par value of $10.00 per share; (b) 150 shares of preferred having a par value of $50,000.00 per share and such preferences, limitations and relative rights as may be fixed and determined by resolution of the Board of Directors, which preferences, limitations and relative rights were set forth in a designation recorded on December 31, 1991 with the Nebraska Secretary of State's office, said designation has, with the unanimous vote and consent of the holder of all issued and outstanding Series $50,000.00 Par Value Convertible Preferred Shares, been amended to eliminate the convertibility of the shares, to redesignate the shares as Series $50,000.00 Par Value Preferred Shares and to provide the shares with the preferences, limitations and relative rights as set forth on the attached Exhibit "A", which is incorporated herein by reference; (c) 400 shares of preferred having a par value of $25,000.00 per share and such preferences, limitations and relative rights as may be fixed and determined by resolution of the Board of Directors, which preferences, limitations and relative rights were set forth in a designation recorded on March 2, 1994 with the Nebraska Secretary of State's office, said designation has, with the unanimous vote and consent of the holder of all issued and outstanding Series $25,000.00 Par Value Convertible Preferred Shares, been amended to eliminate the convertibility of the shares, to redesignate the shares as Series $25,000.00 Par Value Preferred Shares and to provide the shares with the preferences, limitations and relative rights as set forth on the attached Exhibit "B", which is incorporated herein by reference; and (d) 765 shares of Senior Non-Convertible Preferred Shares having a par value of $1.00 per share and such preferences, limitations and relative rights as may be fixed and determined by resolution of the Board of Directors, which preferences, limitations and relative rights were determined by the Board of Directors by resolution dated the 25th day of January, 1996 and are set forth in the attached designation identified as Exhibit "C" which is incorporated herein by reference.

      3. This Amendment to the Articles of Incorporation was adopted by the unanimous vote and consent of the shareholder(s) on the 25th day of January, 1996.

      4. The number of shares of the Corporation outstanding as of the adoption of this Amendment was 600 shares of its common having a par value of $10.00 per share, 150 shares of its Series $50,000.00 Par Value Convertible Preferred Shares and 300 shares of its Series $25,000.00 Par Value Convertible Preferred Shares. Each of said common shares was entitled to vote separately thereon. Each of the Series $50,000.00 Par Value Convertible Preferred Shares was entitled to vote separately thereon. Each of the Series $25,000.00 Par Value Convertible Preferred Shares was entitled to vote separately thereon.

      5. The holders of 600 of the Corporation's common shares voted for such Amendment and no holder of any common shares voted against such Amendment. The holder of 150 of the Corporation's Series $50,000.00 Par Value Convertible Preferred Shares voted for and consented to the Amendment and no holder of such Series voted against such Amendment. The holder of 300 shares of the Corporation's Series $25,000.00 Par Value Convertible Preferred Shares voted for and consented to the Amendment and no holder of such Series voted against such Amendment. The number of votes cast for the Amendment by each voting group was sufficient for approval by that voting group.

      IN WITNESS WHEREOF, these Articles of Amendment have been executed by and on behalf of the Corporation by its President on this 25th day of January, 1996.

                                    NEBCO EVANS DISTRIBUTION, INC.


                                    By /s/ Raymond Marshall
                                       ----------------------------------
                                         Raymond Marshall, President

                         NEBCO EVANS DISTRIBUTION, INC.
                    Series $50,000 Par Value Preferred Shares
                             [Amended January 1996]

      The NEBCO EVANS Distribution, Inc. Series $50,000 Par Value Preferred Shares (Series) shall consist of 150 shares, $50,000.00 par value, each having the following rights and preferences.

      1. Dividends. The holders of record of shares of this Series shall be entitled to receive when and as declared by the Board of Directors out of funds legally available therefore, cash dividends at the rate of $5,500.00 per share per annum payable monthly on such dates as may from time to time be determined by the Board of Directors, in preference to and in priority over dividends upon the common shares or upon the Series $25,000 Par Value Preferred Shares of the Corporation but not in priority over dividends upon the Senior Non-Convertible Preferred Shares of the Corporation. Dividends on each share of this Series shall accumulate, whether or not declared, from the date of its issuance. The holders of shares of this Series shall not be entitled to any dividends other than the cash dividend provided for in this Section 1. No dividends shall be declared or paid on the common shares or any other shares of the Corporation except the Senior Non-Convertible Preferred Shares during any period when the Corporation has failed to pay a monthly dividend on this Series for any preceding month.

      2. Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation an amount equal to $50,000.00 per share, plus any accumulated and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon the common shares or upon the Series $25,000 Par Value Preferred Shares of the Corporation but not in priority over any such distribution upon the Senior Non-Convertible Preferred Shares of the Corporation.

      3. Redemption. This Series may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors, at any time and from time to time, at the redemption price per share of $50,000.00 plus any accumulated and unpaid dividends thereon at the date fixed for redemption. In the event that less than the entire number of shares of this Series outstanding is at any time redeemed by the Corporation, the shares to be redeemed shall be selected by lot in a manner determined by the Board of Directors of the Corporation unless they shall have been advised by the unanimous agreement of the holders of all shares of this Series to effect the redemption in some other manner.

                                 EXHIBIT "A"

      Not less than sixty (60) nor more than seventy-five (75) days prior to the date fixed for any redemption of this Series or any part thereof, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of this Series selected for redemption at their respective addresses as the same shall appear on the books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holders receive the notice.

      After the date fixed for the redemption of shares of this Series by the Corporation, the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof except the right to receive the monies payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding.

      4. Voting Rights. No holder of this Series shall be entitled to vote on any matters brought to a vote before the shareholders of the Corporation, except as otherwise provided by the Business Corporation Act of the State of Nebraska.

      5. Consideration for Issuance of Shares. All shares of this Series shall be deemed to be fully paid and nonassessable upon the issuance thereof.

      6. Notice of Holders of Certain Transactions. The Corporation shall cause a notice to be mailed to the holders of record of shares of this Series at their respective addresses as the same shall appear on the books of the Corporation, in case:

            a) The Corporation shall declare a dividend (or any other distribution) on its common shares or other shares;

            b) Of any reclassification of capital shares of the Corporation or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

            c) Of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

      Such notice shall be mailed at least twenty (20) days prior to the applicable record date or other date hereinafter referred to and shall specify
(i) the date on which a record is to be taken for the purpose of such dividend, redemption, distribution of rights or, if a record is not to be taken, the date as of which the holders of common shares of record to be entitled to such dividend, redemption, distribution or rights are to be determined, or (ii) the date on which, in connection with such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, it is expected that holders of common shares of record shall be entitled to exchange their common shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

      7. Limitation on Cash Dividends and Distributions on Shares. So long as any shares of this Series are outstanding, the Corporation may not pay any cash dividend or make any other distribution in cash on its common shares or any other shares except its Senior Non-Convertible Preferred Shares.

      8. Limitation on Certain Actions. So long as any shares of this Series are outstanding, the Corporation shall not: (a) authorize, create or issue any other class or classes of preferred shares or any other shares having rights, powers or preferences equal to or senior to the shares of this Series except for the Senior Non-Convertible Preferred Shares, (b) redeem, purchase or otherwise acquire any shares of its common shares or other shares except the Senior Non-Convertible Preferred Shares, or (c) merge, consolidate, sell or otherwise dispose of substantially all of its assets.

      9. Conversion. The holders of the shares of this Series shall have no rights to convert their shares into common shares of the Corporation or any other shares of the Corporation.

      10. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Articles of Incorporation of the Corporation as amended.

      11. Certificates. Each certificate for shares of this Series shall bear a legend incorporating a certified copy of this Resolution which shall be authenticated by the President or Vice President of the Corporation and appended to each such certificate.

                         NEBCO EVANS DISTRIBUTION, INC.
                    Series $25,000 Par Value Preferred Shares
                             [Amended January 1996]

      The NEBCO EVANS Distribution, Inc. Series $25,000 Par Value Preferred Shares (Series) shall consist of 400 shares, $25,000.00 par value, each having the following rights and preferences.

      1. Dividends. The holders of record of shares of this Series shall be entitled to receive when and as declared by the Board of Directors out of funds legally available therefor, cash dividends at the rate of $2,375.00 per share per annum payable semi-annually on such dates as may from time to time be determined by the Board of Directors, in preference to and in priority over dividends upon the common shares but not in priority over dividends upon the Series $50,000 Par Value Preferred Shares of the Corporation or upon the Senior Non-Convertible Preferred Shares of the Corporation. Dividends on each share of this Series shall accumulate, whether or not declared, from the date of its issuance. The holders of shares of this Series shall not be entitled to any dividends other than the cash dividend provided for in this Section 1. No dividends shall be declared or paid on the common shares of the Corporation during any period when the Corporation has failed to pay a semi-annual dividend on this Series for any preceding six-month period.

      2. Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation an amount equal to $25,000.00 per share, plus any accumulated and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon the common shares but not in priority over any such distribution upon the Series $50,000 Par Value Preferred Shares of the Corporation or upon the Senior Non-Convertible Preferred Shares of the Corporation.

      3. Redemption. This Series may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors, at any time and from time to time, at the redemption price per share of $25,000.00 plus any accumulated and unpaid dividends thereon at the date fixed for redemption. In the event that less than the entire number of shares of this Series outstanding is at any time redeemed by the Corporation, the shares to be redeemed shall be selected by lot in a manner determined by the Board of Directors of the Corporation unless they shall have been advised by the unanimous agreement of the holders of all shares of this Series to effect the redemption in some other manner.

      Not less than sixty (60) nor more than seventy-five (75) days prior to the date fixed for any redemption of this Series or any part thereof, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of this Series selected for redemption at their respective addresses as the same shall appear on the books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for redemption. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holders receive the notice.

      After the date fixed for the redemption of shares of this Series by the Corporation, the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof except the right to receive the monies payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding.

      4. Voting Rights. No holder of this Series shall be entitled to vote on any matters brought to a vote before the shareholders of the Corporation, except as otherwise provided by the Business Corporation Act of the State of Nebraska.

      5. Consideration for Issuance of Shares. All shares of this Series shall be deemed to be fully paid and nonassessable upon the issuance thereof.

      6. Notice of Holders of Certain Transactions. The Corporation shall cause a notice to be mailed to the holders of record of shares of this Series at their respective addresses as the same shall appear on the books of the Corporation, in case:

            a) The Corporation shall declare a dividend (or any other distribution) on its common shares or other shares;

            b) Of any reclassification of capital stock of the Corporation or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

            c) Of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

      Such notice shall be mailed at least twenty (20) days prior to the applicable record date or other date hereinafter referred to and shall specify
(i) the date on which a record is to be taken for the purpose of such dividend, redemption, distribution of rights or, if a record is not to be taken, the date as of which the holders of common shares of record to be entitled to such dividend, redemption, distribution or rights are to be determined, or (ii) the date on which, in connection with such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, it is expected that holders of common shares of record shall be entitled to exchange their common shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

      7. Limitation on Cash Dividends and Distributions on Shares. So long as any shares of this Series are outstanding, the Corporation may not pay any cash dividend or make any other distribution in cash on its common shares.

      8. Limitation on Certain Actions. So long as any shares of this Series are outstanding, the Corporation shall not: (a) authorize, create or issue any other class or classes of preferred shares or any other shares having rights, powers or preferences equal to or senior to the shares of this Series except for the Senior Non-Convertible Preferred Shares and the Series $50,000.00 Par Value Preferred Shares, (b) redeem, purchase or otherwise acquire any of its common shares, or (c) merge, consolidate, sell or otherwise dispose of substantially all of its assets.

      9. Conversion. The holders of the shares of this Series shall have no rights to convert their shares into common shares of the Corporation or any other shares of the Corporation.

      10. No Other Rights. The shares of this Series shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Articles of Incorporation of the Corporation as amended.

      11. Certificates. Each certificate for shares of this Series shall bear a legend incorporating a certified copy of this Resolution which shall be authenticated by the President or Vice President of the Corporation and appended to each such certificate.

                         NEBCO EVANS DISTRIBUTION, INC.

                     Senior Non-Convertible Preferred Shares

      The NEBCO EVANS Distribution, Inc. Senior Non-Convertible Preferred Shares (Senior Non-Convertible Preferred) shall consist of 765 shares, $1.00 par value, each having the following rights and preferences:

            1. Dividends. (a) The holders of record of shares of Senior Non-Convertible Preferred shall be entitled to receive when and as declared by the Board of Directors out of funds legally available therefor, cash dividends at the rate of $6,250.00 per share per annum payable semi-annually on such dates as may from time to time be determined by the Board of Directors, in preference to and in priority over dividends upon the common shares or any other preferred shares of the Corporation (collectively, the "Junior Shares"). Dividends on each share of Senior Non-Convertible Preferred shall accumulate, whether or not declared, from the date of its issuance. The holders of shares of Senior Non-Convertible Preferred shall not be entitled to any dividends other than the cash dividend provided for in this Section 1(a). During any period when the Corporation has failed to pay a semi-annual dividend on the Senior Non-Convertible Preferred for any preceding six-month period and until all unpaid dividends payable, whether or not declared, on the outstanding Senior Non-Convertible Preferred shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any Junior Shares, other than dividends or distributions payable in Junior Shares, or (ii) redeem, purchase or otherwise acquire for consideration any Junior Shares, other than redemptions, purchases or other acquisitions of Junior Shares in exchange for any Junior Shares.

            (b) Notwithstanding anything in Section 1(a) above to the contrary, from and after the first date on which any shares of the Senior Non-Convertible Preferred are issued until the second anniversary of such date, any

                                   EXHIBIT "C"
      dividend on the Senior Non-Convertible Preferred accrued and payable as provided in Section 1(a) above shall be payable by the Corporation, in lieu of cash, by the issuance of a number of additional shares (or fractional shares) of Senior Non-Convertible Preferred in respect of each such share (or fractional share) of Senior Non-Convertible Preferred then outstanding equal to the dividend then payable on each such share (or fractional share) of Senior Non-Convertible Preferred (expressed as a dollar amount) divided by the liquidation value of one share of Senior Non-Convertible Preferred (expressed as a dollar amount).

            2. Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, the holders of shares of Senior Non-Convertible Preferred shall be entitled to receive out of the assets of the Corporation an amount in cash equal to $50,000.00 per share, plus any accumulated and unpaid dividends thereon to the date fixed for distribution, in preference to and in priority over any such distribution upon Junior Shares.

            3. Redemption. The Senior Non-Convertible Preferred may be redeemed, in whole or in part, at the option of the holder of the shares thereof, in connection with any repayment of Nebco Evans Holding Company's 12 1/2% Senior Notes due 2006 (the "Senior Notes") or in the event that the shares of the Senior Non-Convertible Preferred have been transferred to a trustee for the holders of the Senior Notes in satisfaction of or as a result of foreclosure upon the Senior Notes, at the redemption price per share of $50,000.00 plus any accumulated and unpaid dividends thereon at the date fixed for redemption. The holders of shares of Senior Non-Convertible Preferred opting to have the Corporation redeem their shares shall, not less than ten (10) nor more than sixty (60) days prior to the date that such holders desire to have their shares redeemed pursuant to this Section 3, provide the Corporation with written notice specifying the desired date of such redemption, such notice to be sent by first class mail, postage prepaid, to the Corporation at its registered office in the State of Nebraska.

            After the date fixed for the redemption of shares of Senior Non-Convertible Preferred, the holders of shares who have opted for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof except the right to receive the monies payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates and the shares represented thereby shall no longer be deemed to be outstanding.

            4. Voting Rights. No holder of shares of Senior Non-Convertible Preferred shall be entitled to vote on any matters brought to a vote before the shareholders of the Corporation, except as otherwise provided by the Business Corporation Law of the State of Nebraska.

            5. Consideration for Issuance of Shares. All shares of Senior Non-Convertible Preferred shall be deemed to be fully paid and nonassessable upon the issuance thereof.

            6. Notice of Holders of Certain Transactions. The Corporation shall cause a notice to be mailed to the holders of record of shares of Senior Non-Convertible Preferred at their respective addresses as the same shall appear on the books of the Corporation, in case:

                  a. The Corporation shall declare a dividend (or any other
            distribution) on its common shares or other shares;

                  b. Of any reclassification of capital stock of the Corporation or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

                  c. Of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

            Such notice shall be mailed at least twenty (20) days prior to the applicable record date or other date hereinafter referred to and shall specify (i) the date on which a record is to be taken for the purpose of such dividend, redemption, distribution of rights or, if a record is not to be taken, the date as of which the holders of common shares of record to be entitled to such dividend, distribution, redemption or rights are to be determined, or (ii) the date on which, in connection with such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, it is expected that holders of common shares of record shall be entitled to exchange their common shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

            7. Conversion. The holders of the shares of Senior Non-Convertible Preferred shall have no rights to convert their shares into common shares of the Corporation or into shares of any other capital shares of the Corporation.

            8. No Other Rights. The shares of Senior Non-Convertible Preferred shall not have any relative, participating, optional or other special rights or powers other than as set forth above and in the Articles of Incorporation.

            9. Certain Restrictions. Notwithstanding anything to the contrary in this Certificate of Designation, the Senior Non-Convertible Preferred and the powers, designations, preferences and relative, participating, optional and other rights thereof, and the qualifications, limitations and restrictions thereon as set forth in this Certificate of Designation are subject to certain restrictions set forth in a Credit Agreement, dated as of January 25, 1996, among the Corporation, Bank of America National Trust and Savings Association, Bank of America Illinois and The Other Financial Institutions Party Thereto, as arranged by BA Securities, Inc., in an Investors Agreement, dated as of January 25, 1996, by and among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., Orkla a.s., Holberg Industries, Inc., NED Holdings, Inc. and Nebco Evans Holding Company, in the Indenture relating to the Senior Notes, dated as of January 25, 1996, by and between Nebco Evans Holding Company and IBJ Schroder Bank & Trust Company, as Trustee, and in a Pledge Agreement, dated as of January 25, 1996, between Nebco Evans Holding Company and IBJ Schroder Bank & Trust Company, as Agent.

            10. Certificates. Each certificate for shares of Senior Non-Convertible Preferred shall bear a legend incorporating a certified copy or this Resolution which shall be authenticated by the President or Vice President of the Corporation and appended to each such certificate.

                                               APR 9 1997  11:05am

                                               STATE OF NEBRASKA
                                               SECRETARY'S OFFICE
                                               Received filed and recorded on
                                               film roll no.    97.9
                                                             -------------------
                                               at page   1143
                                                       -------------------------


                                                 /s/ [ILLEGIBLE]  66941
                                               ---------------------------------
                                                       Secretary of State

                                               By /s/ [ILLEGIBLE] $30.00 pd
                                                  ------------------------------

            ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                         NEBCO EVANS DISTRIBUTION, INC.

      NEBCO EVANS Distribution, Inc. hereby adopts the following Articles of Amendment to its Articles of Incorporation.

      1. The Corporation's name is NEBCO EVANS Distribution, Inc.

      2. NEBCO EVANS Distribution, Inc. hereby amends Article First of its Articles of Incorporation to read as follows in its entirety:

            FIRST: The name of the Corporation is AmeriServe Food Distribution, Inc.

      3. The Board of Directors of the Corporation recommended this amendment to the shareholders and it was adopted by the unanimous written consent of all shareholders entitled to vote with respect thereto on the 28th day of February, 1997.

      4. The number of shares of the Corporation outstanding as of the adoption of this amendment entitled to vote with respect thereto was 600 shares of its common having a par value of $10.00 per share. The holders of 600 shares of the Corporation's common shares having a par value of $10.00 per share voted for such amendment and no holders of any common shares voted against such amendment. The number of votes cast for the amendment by the only group entitled to vote with respect thereto was sufficient for approval of the amendment.

      IN WITNESS WHEREOF, these Articles of Amendment have been executed by and on behalf of the Corporation by its President on this 12th day of March, 1997.

                                          NEBCO EVANS DISTRIBUTION, INC.


                                          By /s/ Raymond Marshall
                                              ---------------------------
                                              Raymond Marshall, President

To:
ALLEN J. BEERMANN
Secretary of State
State Capitol Building
Lincoln, Nebraska 68509

                             CERTIFICATE OF REVIVAL

KNOW ALL MEN BY THESE PRESENTS:

Now comes    Gerald Toohey    and                J. Sorg         , who on
          -------------------     -------------------------------
           name of PRESIDENT       name of SECRETARY OR TREASURER

March 1, 1972, were and at the filing hereof are the duly elected, qualified and

acting      President     and              Secretary             of
       ------------------     ----------------------------------
       MUST BE PRESIDENT       MUST BE SECRETARY OR TREASURER

           Nebraska Concession Supply, Inc.,       located at
-------------------------------------------------
             name of corporation

1102 Capitol Avenue, Omaha, Nebraska, a corporation duly organized under
--------------------------
           city

and by virtue of the laws of the State of Nebraska, and for the purposes of reviving or renewing said corporation does hereby certify, state and affirm:

      1. That the existence of this corporation became inoperative on August 3, 1971, because of dissolution by the Secretary of State for non-payment of taxes

      2. That this corporation was duly and regularly organized under the laws of the State of Nebraska.

      3. That the name of this corporation is  Nebraska Concession Supply, Inc.
                                              ----------------------------------
                                            (must be the correct corporate name)

      4. The street address of the registered office is: